UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INOVIO BIOMEDICAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
N/A
	(2)	Aggregate number of securities to which transaction applies:
N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
	(4)	Proposed maximum aggregate value of transaction:
N/A
	(5)	Total fee paid:
N/A
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

INOVIO BIOMEDICAL CORPORATION
11494 Sorrento Valley Road
San Diego, California 92121-1318

To the Stockholders of Inovio Biomedical Corporation:

Notice is hereby given that Inovio Biomedical Corporation, a Delaware corporation, will be holding their Annual Meeting of Stockholders on May 4, 2007, at 9:00 a.m., local time, at 11494 Sorrento Valley Road, San Diego, California  92121-1318.

You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the prepaid envelope (for mailing in the United States and Canada only) to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy, attend the annual meeting in person or vote your shares using the automated internet or phone system. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our Stockholders are important.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet or by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. For more information on voting and submitting your proxy by phone or via the Internet, see “Voting of Proxies” on page 2 of the accompanying Proxy Statement. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

A copy of Inovio’s 2006 Annual Report on Form 10-K, which we are using as our Annual Report to Stockholders, is also enclosed.

The Board of Directors and management look forward to seeing you at the Annual Meeting.

Very truly yours,

Avtar Dhillon, M.D. President and Chief Executive Officer

INOVIO BIOMEDICAL CORPORATION
11494 Sorrento Valley Road, San Diego, California 92121-1318

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 4, 2007

To the Stockholders of Inovio Biomedical Corporation:

You are invited to attend the Annual Meeting of the Stockholders of Inovio Biomedical Corporation, which will be held on May 4, 2007, at 9:00 a.m., local time, at 11494 Sorrento Valley Road, San Diego, California 92121-1318, for the following purposes:

1.                To elect following persons to serve as directors:

Riaz Bandali
Simon X. Benito
Avtar Dhillon, M.D.
Tazdin Esmail
James L. Heppell
Robert W. Rieder

2.                To approve and adopt the 2007 Omnibus Incentive Plan (the “Incentive Plan”), a replacement of the Inovio Biomedical Corporation 2000 Stock Option Plan, as amended (the “Option Plan”). The full text of the Incentive Plan is attached as Appendix A to this Proxy Statement.

3.                To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Inovio for the year ending December 31, 2007.

4.                To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote “for” each of the nominees and “for” each proposal.

Holders of record of our common stock and holders of record of our Series C and/or Series D Cumulative Convertible Preferred Stock at the close of business on March 23, 2007 (collectively, the “Stockholders”), are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the Stockholders of record on March 23, 2007, will be available at Inovio, during ordinary business hours, for examination by any Stockholder for any purpose relating to the meeting.

By order of the Board of Directors,

Avtar Dhillon, M.D. President and Chief Executive Officer

Dated: April 3, 2007

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postpaid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

INOVIO BIOMEDICAL CORPORATION
11494 Sorrento Valley Road
San Diego, California 92121-1318

Proxy Statement for Annual Meeting of Stockholders

The accompanying proxy is solicited by the Board of Directors of Inovio Biomedical Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held May 4, 2007, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is April 3, 2007. This Proxy Statement was first mailed to stockholders on or about April 5, 2007. Unless the context requires otherwise, references to “we,” “us,” “our,” and “Inovio” refer to Inovio Biomedical Corporation.

GENERAL INFORMATION

Annual Report.   Our Annual Report on Form 10-K for the year ended December 31, 2006 containing audited consolidated financial statements is being mailed with this Proxy Statement to all stockholders entitled to vote. That Annual Report does not form any part of our proxy solicitation material.

Voting Securities.   Only stockholders of record as of the close of business on March 23, 2007, will be entitled to vote at the meeting and any adjournment thereof. As of March 23, 2007, Inovio had issued and outstanding:

•                    38,787,728 shares of common stock, $0.001 par value,

•                    102 shares of Series C Cumulative Convertible Preferred Stock, $0.001 par value, which are convertible into 149,992 shares of common stock, and

•                    113,311 shares of Series D Cumulative Convertible Preferred Stock, $0.001 par value, which are convertible into 113,311 shares of common stock.

Stockholders may vote in person or by proxy. On the proposals presented in this Proxy Statement, each holder of shares of our:

•                    common stock is entitled to one vote for each share of stock held;

•                    Series C Preferred Stock is entitled to 1,470 votes for each share of Series C Preferred Stock held;

•                    Series D Preferred Stock is entitled to one vote for each share of Series D Preferred Stock held.

Holders of our common stock, Series C and/or Series D Preferred Stock vote together as a single class in connection with each of Proposal Nos. 1, 2 and 3. Inovio’s bylaws provide that a one-third of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Thus, a quorum for this year’s Annual Meeting consists of 13,017,010 shares.

The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of each of the nominees for director. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Broker non-votes occur when a broker holding a customer’s securities in street name has not received voting instructions from the customer on certain matters for which the broker is required to have instructions in order to vote.

The approval and adoption of the 2007 Omnibus Incentive Plan (the “Incentive Plan”), a replacement of the Inovio Biomedical Corporation 2000 Stock Option Plan (the “Option Plan”), as amended, requires the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present. For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

The affirmative vote of a majority of all votes cast at a meeting at which a quorum is present is necessary for the ratification of the appointment of Ernst & Young LLP as Inovio’s independent registered public accounting firm. For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

Solicitation of Proxies.   The cost of soliciting proxies will be borne by Inovio. In addition, Inovio will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Inovio registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. Inovio may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies.   Stockholders whose shares are registered in their own names may vote by signing and mailing a completed proxy card or by voting via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1); FOR approval and adoption of the 2007 Omnibus Incentive Plan (the “Incentive Plan”) (Proposal No. 2); and FOR the ratification of the appointment of Ernst & Young LLP as Inovio’s independent registered public accounting firm for the year ending December 31, 2007 (Proposal No. 3), and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date or by sending written notice of revocation of your proxy to Inovio’s Secretary at Inovio’s principal executive offices for receipt before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person. Attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered; you must also vote in person at the meeting to do so.

If your shares are registered in the name of a bank or brokerage firm you will receive instructions from the holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Accountants.   Representatives of Ernst & Young LLP, an independent registered public accounting firm and our principal accountant during the preceding year, will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Bylaws of Inovio give the Board of Directors the authority to establish, increase or decrease the number of directors. Inovio currently has six members on the Board of Directors, however as reported in the Company’s Current Report on Form 8-K dated March 30, 2007, Felix Theeuwes declined to stand for re-election to the Board of Directors. The nominees for election at the Annual Meeting of Stockholders to fill the positions on the Board of Directors are Riaz Bandali, Simon X. Benito, Avtar Dhillon, M.D., Tazdin Esmail, and James L. Heppell, all of whom currently serve on the Board of Directors, and Robert W. Rieder, who the Nomination and Corporate Governance Committee has nominated to fill the position vacated by Felix Theeuwes. If elected, the nominees will serve as directors until Inovio’s Annual Meeting of Stockholders in 2008, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate. Information concerning the nominees for director is included under the caption “Directors and Officers” later in this Proxy Statement.

The Board of Directors Unanimously Recommends a Vote “FOR” the Nominees Named Above.

PROPOSAL NO. 2

APPROVAL AND ADOPTION OF THE 2007 OMNIBUS INCENTIVE PLAN

The Company currently maintains the Amended 2000 Stock Option Plan which was originally adopted by the Board of Directors on July 31, 2000 (the “Option Plan”). The Option Plan provides for awards of incentive stock options and nonstatutory stock options to our eligible employees, directors and consultants. The Board believes that the Option Plan has been effective in attracting qualified employees, directors and consultants to the Company and its affiliates and in providing long-term incentives and rewards to those individuals responsible for the Company’s growth and success. The Board further believes that the awards granted under the Option Plan have provided an incentive that aligns the economic interests of plan participants with those of our stockholders.

Stock options have long been an integral and essential component of competitive compensation packages for companies in our industry. However, changes in accounting and tax policies, as well as evolution of the employment marketplace, has contributed to the continuing development of innovative compensation practices involving several alternative forms of equity-based incentives. In view of these developments, the Board of Directors believes that the adoption and approval of a new long-term incentive plan permitting the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other stock- and cash-based incentive awards will provide the Company with a flexible and dynamic long-term incentive compensation structure and is in the best interests of the Company. Accordingly, the Board adopted, subject to the approval of the Company’s stockholders, the Inovio Biomedical Corporation 2007 Omnibus Incentive Plan (the “Incentive Plan”). Stockholder approval of the Incentive Plan is desired, among other reasons, to ensure the tax deductibility by the Company of awards under the Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and to meet the listing requirements of the American Stock Exchange.

Upon approval of the Incentive Plan by the Company’s stockholders, the Company’s Amended 2000 Stock Option Plan will be frozen and no further grants or awards will be made under such plan. However, the Option Plan will continue in effect after approval of the Incentive Plan for so long as and solely to the extent necessary to administer previously-granted awards that remain outstanding under such plans. If the Incentive Plan is not approved by the Company’s stockholders, the Option Plan will remain in effect according to its terms and the Company may continue to make stock option awards under that plan.

The material features of the Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Incentive Plan, the full text of which is set forth as Appendix A to this proxy statement.

ADMINISTRATION

The Incentive Plan is administered by the Compensation Committee of the Company’s Board of Directors. The Committee has the authority to determine, within the limits of the express provisions of the Incentive Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Committee generally has discretion to delegate its authority under the Incentive Plan to another committee of the Board or a subcommittee, or to such other party or parties, including officers of the Company, as the Committee deems appropriate.

TYPES OF AWARDS

Awards under the Incentive Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

Stock Options.   The Committee may grant to a participant options to purchase Company common stock that qualify as incentive stock options for purposes of Section 422 of the Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee.

The exercise price for stock options will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company’s common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted. On March 23, 2007, the market price per share of the Company’s common stock was $3.15 based on the closing price of the common stock on the American Stock Exchange on such date.

Stock options must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The Incentive Plan provides for earlier termination of stock options upon the participant’s termination of service, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

At the Committee’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of the Company’s common stock held by the participant or in any other form of consideration acceptable to the Committee (including one or more forms of “cashless” exercise).

Stock Appreciation Rights. The Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised.

The exercise price for a SAR will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company’s common stock on the date when the SAR is granted. Upon exercise of a SAR, payment may be made in cash, shares of the Company’s common stock held by the participant or in any other form of consideration acceptable to the Committee (including one or more forms of “cashless” exercise). SARs must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant.

Restricted Shares and Restricted Units.   The Committee may award to a participant shares of common stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

The Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The terms and conditions of restricted share and restricted unit awards are determined by the Committee.

For participants who are subject to Section 162(m) of the Code, the performance targets described in the preceding two paragraphs may be established by the Committee, in its discretion, based on one or more of the following measures (the “Performance Goals”):

•       Net earnings or net income (before or after taxes)

•       Earnings per share or earnings per share growth, total units, or unit growth

•       Net sales, sales growth, total revenue, or revenue growth

•       Net operating profit

•       Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue)

•       Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment)

•       Earnings before or after taxes, interest, depreciation, and/or amortization

•       Gross or operating margins

•       Productivity ratios

•       Share price or relative share price (including, but not limited to, growth measures and total stockholder return)

•       Expense targets

•       Margins

•       Operating efficiency

•       Market share or change in market share

•       Customer retention or satisfaction

•       Working capital targets

•       Completion of strategic financing goals, acquisitions or alliances and clinical progress

•       Company project milestones

•       Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital)

The Performance Goals may be measured with respect to the Company or any one or more of its subsidiaries, divisions or affiliates, either in absolute terms or as compared to another company or companies, or an index established or designated by the Committee. The above terms will have the same meaning as in the Company’s financial statements, or if the terms are not used in the Company’s financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Performance Awards.   The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the Committee.

Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets will be established, in the Committee’s discretion, based on one or more of the Performance Goals described under the section titled “Restricted Shares and Restricted Units.”  To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, at its discretion, may adjust the performance targets or the amount or value of the performance award.

Other Stock-Based Awards.   The Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted units, or performance awards. The terms and conditions of each other stock-based award will be determined by the Committee. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Committee.

Cash-Based Awards.   The Committee may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The terms and conditions of each cash-based award will be determined by the Committee. The following material terms will be applicable to performance-based cash awards granted to covered executives subject to Section 162(m):

•       The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Committee to be subject to Section 162(m) of the Code (the “covered employees”.

•       The targets for annual incentive payments to covered employees will consist only of one or more of the Performance Goals discussed under the section titled “Restricted Shares and Restricted Units” above. Use of any other target will require ratification by the stockholders if failure to obtain such approval would jeopardize tax deductibility of future incentive payments. Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

•       In administering the incentive program and determining incentive awards, the Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Committee will have the flexibility, based on its business judgment, to reduce this amount.

•       The cash incentive compensation feature of the Incentive Plan does not preclude the Board or the Committee from approving other incentive compensation arrangements for covered employees.

Dividend Equivalents.   The Committee may provide for the payment of dividends or dividend equivalents with respect to any shares of common stock subject to an award under the Incentive Plan.

ELIGIBILITY AND LIMITATION ON AWARDS

The Committee may grant awards to any employee, director, consultant or other person providing services to the Company or its affiliates.

The maximum awards that can be granted under the Incentive Plan to a single participant in any calendar year will be 500,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) and $1,500,000 in the form of cash-based incentive awards.

AWARDS GRANTED UNDER THE INCENTIVE PLAN

As of the date hereof, no specific awards have been granted or are contemplated under the Incentive Plan. In addition, the exact types and amounts of any future awards to be made to any eligible participants pursuant to the Incentive Plan are not presently determinable. As a result of the discretionary nature of the Incentive Plan, it is not possible to state who the participants in the Incentive Plan will be in the future or the number of options or other awards to be received by a person or group.

SHARES SUBJECT TO THE INCENTIVE PLAN

An aggregate of 750,000 shares of the Company’s common stock is reserved for issuance and available for awards under the Incentive Plan, including incentive stock options granted under the Incentive Plan. Further, no more than 750,000 of the total shares of common stock reserved under the Incentive Plan may be awarded as restricted shares, restricted units, performance awards or other-stock-based awards.

With respect to awards made under the Incentive Plan, shares of common stock underlying awards that are forfeited or canceled (as a result, for example, of the lapse of an option or a forfeiture of restricted stock), as well as any shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award, will be available for additional grants under the Incentive Plan. Shares to be issued or purchased under the Incentive Plan will be authorized but unissued shares of common stock. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available for new awards under the Incentive Plan.

ANTI-DILUTION PROTECTION

In the event of any corporate event or transaction that results in a change in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Committee shall make such equitable adjustments with respect to awards or any provisions of the Incentive Plan if necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the Incentive Plan, the number of shares of common stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

AMENDMENT AND TERMINATION

The Board of Directors may at any time amend or terminate the Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the Incentive Plan without the consent of the recipient. No awards may be made under the Incentive Plan after the tenth anniversary of its effective date. Certain provisions of the Incentive Plan relating to performance-based awards under Section 162(m) of the Code will expire on the fifth anniversary of the effective date.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences of the issuance and exercise of awards under the Incentive Plan are as described below. The following information is only a summary of the tax consequences of the awards, and participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the participant disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the exercise of the option (the required statutory “holding period”), (a) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Also in that case, the Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Nonqualified Stock Options.   A participant who is granted a nonqualified stock option under the Incentive Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the cost basis for such shares, which cost basis includes the amount previously recognized by the participant as ordinary income.

Stock Appreciation Rights.   A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s common stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Shares.   A participant will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant, within 30 days after transfer of such restricted shares to the participant, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Units.   A participant will normally not recognize taxable income upon an award of restricted units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and the Company will be entitled to a deduction in the same amount.

Performance Awards, Other Stock-Based Awards and Cash-Based Awards.   Normally, a participant will not recognize taxable income upon the grant of performance awards, other stock-based awards and cash-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

EFFECTIVE DATE

The Incentive Plan will be effective on May 4, 2007, if approved by the stockholders of the Company. If not approved by the stockholders, no awards will be made under the Incentive Plan. If and when the Incentive Plan becomes effective, the Option Plan will be frozen and no further grants of equity or equity-based awards will be made under that plan. However, shares of common stock subject to outstanding awards granted under the Option Plan prior to the effective date of the Incentive Plan will remain available for issuance under such plan and the Option Plan will remain in effect after the effective date of the Incentive Plan to the extent necessary to administer such previously-granted awards.

PENDING AWARDS

As of March 30, 2007, there are two awards authorized pending approval of the Incentive Plan. On March 30, 2007, the Board of Directors agreed to offer Dr. Avtar Dhillon 75,000 restricted shares common stock of the registrant’s common stock and agreed to offer Dr. Iacob Mathiesen 45,000 restricted shares of common stock, along with a contingent grant of up to another 45,000 restricted shares of common stock issuable in December 2009 if Dr. Mathiesen remains employed with the company at that time. The two immediate awards will not be made if the stockholders do not approve the Incentive Plan, however the Company may seek to make substitute awards under the Option Plan if stockholder approval is not received.

VOTE REQUIRED

Approval of the Incentive Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting of Stockholders, assuming the presence of a quorum. If the stockholders do not approve the Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

The Board of Directors Unanimously Recommends a Vote “FOR” the proposal to approve the Incentive Plan.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Inovio appointed Ernst & Young LLP as its independent registered public accounting firm for the year ending December 31, 2006. Ernst & Young LLP has served as Inovio’s independent accountants since December 13, 1994. Services provided to Inovio during the year ending December 31, 2006 included the audit of Inovio’s consolidated financial statements as of and for the year ending December 31, 2006, review of Inovio’s consolidated financial statements included in the quarterly reports on Form 10-Q for the year ending December 31, 2006, services related to filings with the Securities and Exchange Commission and the British Columbia Securities Commission and consultations in various tax and accounting issues. Representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as Inovio’s independent registered public accounting firm for the year ending December 31, 2007.

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers, our current directors, and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of March 23, 2007 are as follows:

Name	Age	Position
Avtar Dhillon, M.D.	45	Director, director nominee and President and Chief Executive Officer
James L. Heppell(1)(2)	51	Director, director nominee and Chairman of the Board
Simon X. Benito(1)(2)(3)	62	Director and director nominee
Tazdin Esmail(1)(2)(3)	58	Director and director nominee
Riaz Bandali(2)(3)	37	Director and director nominee
Robert W. Rieder.	60	Director nominee
Peter D. Kies	43	Chief Financial Officer and HR Manager
Dietmar Rabussay, Ph.D.	65	Vice President, Research and Development

(1)          Member of the Compensation Committee

(2)          Member of Nomination and Corporate Governance Committee

(3)          Member of the Audit Committee

AVTAR DHILLON, M.D. joined Inovio as the President and Chief Executive Officer, and as a director, in October 2001. Prior to joining Inovio, Dr. Dhillon was engaged by MDS Capital Corp. as a consultant in July 1998, and subsequently became Investment Manager in August 1999 and Vice President in 2000. MDS Capital Corp. is one of North America’s leading healthcare venture capital organizations. In July 1989, Dr. Dhillon started a medical clinic and subsequently practiced family medicine for over 12 years. From March 1997 to July 1998, Dr. Dhillon served as consultant to Cardiome Pharmaceuticals., a biotechnology company listed on NASDAQ National Market and the Toronto Stock Exchange. Dr. Dhillon has a Bachelor of Science, honors degree in physiology and M.D. degree from the University of British Columbia.

JAMES L. HEPPELL, L.L.B. has been a director of Inovio since September 1994, Interim Chairman of the Board from September 1999 to March 2001, and Chairman of the Board since March 2001. Mr. Heppell is President and Fund Manager of BC Advantage Funds (VCC) Ltd., a venture fund that invests in early stage life science and technology companies located in British Columbia. Mr. Heppell is a director of several biotechnology companies. In addition to his L.L.B., Mr. Heppell has a Bachelor of Science degree in Microbiology from the University of British Columbia.

After joining the Bar, Mr. Heppell was seconded to the British Columbia Securities Commission to work as a Filings Analyst for six months. He has been a member of the Securities Policy Advisory Committee to the Commission and Chairman of the Securities Section of the Canadian Bar Association (British Columbia Branch). Mr. Heppell is a member of the Corporate Finance Committee of BC Biotech and the SFU Biotechnology Advisory Board.

SIMON X. BENITO has been a director of Inovio since December 2003. Prior to his retirement, Mr. Benito had a successful and extensive career serving several health care companies in senior executive positions, including 25 years at Merck & Co, Inc. His most recent positions included Senior Vice President, Merck Vaccine Division; Executive Vice President, Merck-Medco Managed Care; and Executive Director and Vice President, Merck Human Health, Japan. In addition, Mr. Benito was a Fellow of the Institute of Chartered Accountants in England and Wales for over thirty years until his retirement in 1999. Since April 2005, Mr. Benito has served as a director of DURECT Corporation, a publicly traded specialty pharmaceutical company.

TAZDIN ESMAIL has been a director of Inovio since August 2000. Mr. Esmail is the co-founder, former director, President and Chief Executive Officer of Protox Therapeutics Inc., a company that is developing targeted proteins for the treatment of cancer. Mr. Esmail also served as a director of BC Advantage Funds (VCC) Ltd., a venture fund that invests in early stage life science and technology companies located in British Columbia. He is also the Founder, and former Chairman of the Board, Director, President and Chief Executive Officer of Forbes Medi-Tech Inc., a company listed on the Toronto Stock Exchange and the NASDAQ National Market. Mr. Esmail is a former Vice-President of operations of QLT Inc., a Toronto Stock Exchange and the NASDAQ National Market listed biotechnology company, and a former Director of Pharmaceutical Operations for the American Home Products division of American Cyanamid (now Wyeth), where he also managed the company’s oncology and hospital products division.

RIAZ BANDALI has served as director of Inovio since August 2004. Mr. Bandali currently serves as Vice President and General Manager of Global Early Clinical Research for MDS Pharma Services, a division of MDS Inc., a company listed on the New York and Toronto Stock Exchanges. Prior to joining MDS Pharma Services, he spent four years as Senior Vice-President, Business Development and Operations, at MDS Sciex, another division of MDS Inc. Prior to joining MDS Sciex, he served as Vice-President and Venture Partner with MDS Capital, which he joined in late 1994. Mr. Bandali has also served on the boards of several health and life sciences companies in the United States and Canada. Prior to joining MDS Capital, he served as Chief Financial Officer and Senior Vice-President, Business Development for Apoptogen Inc., and Transplantation Technologies Inc. During the early 1990s, he was a managing principal at a computer network consulting firm. Mr. Bandali has a Bachelor of Science from the University of British Columbia in Vancouver, where he majored in Microbiology, and a Masters of Business Administration (“MBA”) from McGill University in Montreal.

ROBERT W. RIEDER is currently the Chief Executive Officer and Chairman of Cardiome Pharma Corp. (NASDAQ: CRME). Mr. Rieder has had a successful and extensive career in venture capital and in operational management. Prior to joining Cardiome, Mr. Rieder was vice-president at MDS Ventures Pacific Inc., an affiliate of MDS Capital Corp., and has served as a director for multiple public and private technology companies. Mr. Rieder received his MBA from the University of Western Ontario. On March 30, 2007, the Nomination and Corporate Governance Committee nominated Mr. Rieder to stand for election to the Board of Directors and Mr. Rieder consented to the nomination.

PETER KIES has been employed by Inovio as Chief Financial Officer since June 2002. For the 15 years prior to joining Inovio, Mr. Kies acquired broad expertise in the functional and strategic management of biotechnology and high technology companies across the full spectrum of corporate growth, from Initial Public Offering to profitability. From May 1996 until joining Inovio, he served as Chief Financial Officer for Newgen Results Corporation, and prior to that served as Controller for Cytel Corporation and as an auditor for Ernst & Young LLP. Mr. Kies holds a B.S. in Business Administration from United States International University in San Diego, California.

DIETMAR RABUSSAY, Ph.D., joined Inovio as Vice President of Research and Development in November 1997. In addition to his R&D responsibilities, he was instrumental in developing and implementing Inovio’s Gene Therapy Program and successfully negotiated several agreements with corporate partners in the gene therapy area. Prior to joining Inovio, Dr. Rabussay served as Vice President, Research and Development, of Bethesda Research Laboratories, Inc. and Life Technologies, Inc. Dr. Rabussay also had general management responsibilities for the Molecular Biology Division of Bethesda Research Laboratories. Dr. Rabussay completed his doctoral work at the Max Planck Institute for Biochemistry in Munich, Germany, and held research and faculty positions at the University of California—San Diego, Florida State University and the University of Maryland. He also served a four year term as an advisor to the National Institutes of Health.

No directors, nominees or executive officers have been involved in the certain legal proceedings listed in Item 401 of Regulation S-K.

No family relationships exist between any of the directors or executive officers of Inovio. The following directors of Inovio are independent under the American Stock Exchange listing standards: Messrs. Heppell, Benito, Esmail, and Bandali.

Committees of the Board of Directors and Attendance at Board Meetings

During the year ended December 31, 2006, the Board of Directors met five times, the Audit Committee met four times, the Nomination and Corporate Governance Committee met four times and the Compensation Committee met four times. Each director attended at least 75% of the aggregate number of meetings held by (i) the Board of Directors and (ii) those committees of the Board of Directors on which they served.

Inovio does not have a policy requiring its directors to attend the Annual Meeting of Stockholders. All of the directors attended the Annual Meeting of Stockholders held in 2006.

Audit Committee

The functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Board of Directors amended the charter for the Audit Committee on May 5, 2006. The Audit Committee’s Charter, a component of our corporate governance policy, is available separately on our website at: http://media.corporate-ir.net/media_files/irol/10/105128/corpGov/AuditCommittee.pdf

The members of the Audit Committee are Simon Benito (Chair), Tazdin Esmail and Riaz Bandali. Each member of the Audit Committee is independent under the American Stock Exchange listing standards. The Board has determined that Mr. Benito is an “audit committee financial expert” as defined under Item 401(h) of Regulation S-K under the Securities Act of 1933 (the “Securities Act”).

Compensation Committee

The Compensation Committee determines the salary of the executive officers of Inovio, grants stock options under the 2000 Stock Option Plan and performs such other functions regarding compensation as the Board of Directors may delegate. The Compensation Committee also anticipates administering the 2007 Omnibus Incentive Plan upon approval, if received.

The members of the Compensation Committee are James L. Heppell (Chair), Tazdin Esmail. Felix Theeuwes, and Simon Benito. Each member of the Compensation Committee is independent under the American Stock Exchange listing standards. See further discussion of the Compensation Committee under the heading “Summary of Executive Compensation, Compensation Discussion and Analysis” below.

Nomination and Corporate Governance Committee

The Nomination and Corporate Governance Committee identifies and recommends candidates for election to the Board of Directors. It advises the Board of Directors on all matters relating to directorship practices, including the criteria for selecting directors, policies relating to tenure and retirement of directors and compensation and benefit programs for non-employee directors. While the Nomination and Corporate Governance Committee has not established any minimum criteria for serving as a director, the

Committee focuses on selecting individuals that have skill sets that augment the skill sets of the current directors and are most likely to assist in the building and success of Inovio. In addition, the Committee believes it appropriate for at least one member of the Board of Directors to meet the criteria for an “audit committee financial expert,” as defined by Securities and Exchange Commission rules, that at least two independent members of the board who serve on the audit committee are able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement and that at least a majority of the members of the Board of Directors meet the definition of “independent” under American Stock Exchange rules.

The Nomination and Corporate Governance Committee also makes recommendations relating to the duties and membership of committees of the Board of Directors, recommends processes to evaluate the performance and contributions of individual directors and the Board of Directors as a whole, approves procedures designed to provide that adequate orientation and training are provided to new members of the Board of Directors, consults with the Chief Executive Officer in the process of recruiting new directors and assists in locating senior management personnel and selecting members for the scientific advisory board.

The Nomination and Corporate Governance Committee has developed a policy to govern Inovio’s approach to corporate governance issues and provides a forum for concerns of individual directors about matters not easily or readily discussed in a full board meeting (e.g., the performance of management). Individual directors are entitled to engage outside advisors at the expense of Inovio, with the prior approval of the Nomination and Corporate Governance Committee, and with the full knowledge of management. The Nomination and Corporate Governance Committee’s charter, a component of our corporate governance policy, is available separately on our website at: http://media.corporate-ir.net/media_files/irol/10/105128/corpGov/NomandCorpGov.pdf

The members of the Nomination and Corporate Governance Committee are Tazdin Esmail (Chair), James L. Heppell, Felix Theeuwes, Riaz Bandali and Simon Benito. Each member of the Nomination and Corporate Governance Committee is independent under the American Stock Exchange listing standards.

The Nomination and Corporate Governance Committee will consider nominees recommended by stockholders. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at our principal executive offices not less than 120 calendar days in advance of the one-year anniversary of the date that our proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. Any stockholder who wishes to recommend for the Nomination and Corporate Governance Committee’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to Inovio’s Secretary at the following address: 11494 Sorrento Valley Road, San Diego, CA 92121-1318.

Stockholders nominating candidates for election as directors are also required to provide the following information with respect to their nominees:

•                    The stockholder’s name, age and business and residence addresses;

•                    The number of shares of our common stock, Series C and D preferred stock held by the nominee, the time period for which such shares have been held and a statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of Inovio’s next annual meeting of stockholders;

•                    A representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) specified in the notice;

•                    A description of all arrangements, understandings and relationships between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder and to any of Inovio’s competitors or other persons with special interests regarding Inovio;

•                    A statement supporting the recommending stockholder’s view that the proposed nominee possesses minimum qualifications to serve as a director, and briefly describing the contributions that the nominee would be expected to make to the board and to the governance of Inovio;

•                    A statement whether, in the view of the recommending stockholder, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Inovio;

•                    Any other information relating to each nominee that would be required to be disclosed in a proxy statement filed pursuant to the SEC’s proxy rules; and

•                    The signed consent of each nominee to serve as a director if so elected.

Corporate Governance

Inovio’s Corporate Governance policy, which includes the charters of the committees of the Board of Directors, is available on our website, www.inovio.com. The Board of Directors has implicitly and explicitly acknowledged its responsibility for the stewardship of Inovio in the following ways:

Strategic Planning and Identification of Risks

Management prepares an annual business plan for Inovio and presents the plan to the Board of Directors for its review and comments. In connection therewith, the Board of Directors discusses various strategic matters with management and identifies business risks associated with our activities.

Senior Management

The Board of Directors takes responsibility for appointing those members of senior management who become our officers. Currently, the members of senior management of Inovio are: Dr. Avtar Dhillon, President and Chief Executive Officer; Peter Kies, Chief Financial Officer and HR Manager; and Dr. Dietmar Rabussay, Vice President, Research and Development.

Communications Policy

The Board of Directors has procedures in place to ensure effective communication between Inovio, its stockholders, prospective investors, and the public, including the dissemination of information on a regular and timely basis. Dr. Avtar Dhillon, James L. Heppell, Peter Kies and various other Inovio employees and consultants devoted a portion of their time to dealing with stockholders and prospective investors during 2006. Stockholders who want to communicate with the Board or any individual Director can write to Inovio’s Secretary at the following address: 11494 Sorrento Valley Road, San Diego, CA 92121-1318. Your letter should indicate that you are an Inovio stockholder. Depending on the subject matter, management will:

•                    Forward the communication to the Director or Directors to whom it is addressed;

•                    Attempt to handle the inquiry directly, for example where it is a request for information about Inovio or it is a stock-related matter; or

•                    Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Internal Control and Management Information Systems

The Board of Directors is responsible for our internal control and management information systems. The Audit Committee of the Board of Directors meets with our independent registered public accounting firm quarterly to review our financial statements and to review our financial reporting procedures.

Independence from Management

To ensure that the Board of Directors functions independently of management, we have separated the office of Chairman of the Board of Directors from that of Chief Executive Officer. Further the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Code of Ethics

Inovio has adopted a Code of Ethics, which applies to all directors, officers and employees, including the principal executive officer, principal financial and accounting officer and controller. The purpose of the Code is to promote honest and ethical conduct. The Code is incorporated by reference as Exhibit 14.1 to our 2006 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 16, 2007, is available on our website and is also available in print, without charge, upon written request to the Secretary at 11494 Sorrento Valley Road, San Diego, CA 92121-1318. Any amendments to or waivers of the Code will be promptly posted on the Inovio’s website at www.Inovio.com or in a report on Form 8-K, as required by applicable laws.

SUMMARY OF EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction/Corporate Governance

Compensation Committee Members and Compensation Committee Charter

Committee Members

The Compensation Committee of the Board of Directors (“Committee”) is composed of the following four Board members: James L. Heppell (Chair), Felix Theeuwes, Simon Benito and Tazdin Esmail. No member of the Compensation Committee is a former or current officer or employee of Inovio, other than James L. Heppell, our Chairman of the Board. The Board of Directors and the Committee annually determine whether the Committee’s current membership satisfies the rule of the American Stock Exchange. Each member of the Compensation Committee is independent under the American Stock Exchange listing standards and the definition of “independent” under the Sarbanes-Oxley Act of 2002.

Charter and Functions of the Committee

The functions of the Committee in 2006 included providing guidance to management and assisting the Board of Directors in matters relating to:

•       review and approval of corporate goals and objectives relevant to the compensation of the Company’s CEO;

•       evaluate the CEO’s performance in light of those goals and objectives and determine and approve the CEO’s compensation level;

•       grant options under the Company’s Stock Option Plan, as amended from time to time;

•       review and approve the cash and non-cash compensation of the Senior Officers;

•       make recommendations to the Board regarding cash and non-cash compensation for the non-employee directors;

•       make recommendations to the Board with respect to amendments to the Company’s Stock Option Plan or implement other equity-based plans;

•       assist the Board in evaluating potential candidates for executive officer positions within the Company; and

•       produce a compensation committee report on executive officer compensation as required by the SEC.

The Committee’s charter states that the Committee has the authority and responsibility to:

•       review the relationship of executive compensation to corporate performance and relative stockholder return; and

•       review and approve all Senior Officer employment agreements, separation and severance agreements, and other compensatory contracts, arrangements prerequisites and payments for Senior Officers to ensure such agreements are consistent with the Company’s general compensation goals.

The Nomination and Corporate Governance Committee reviews the adequacy of the Compensation Committee’s Charter at least annually. The Nomination and Corporate Governance Committee revised the Compensation Committee’s charter as a result of the most recent review in May 2006. The Compensation Committee’s complete charter, a component of our corporate governance policy, is available separately on our web site at: http://media.corporate-ir.net/media_files/irol/10/105128/corpGov/CompCommit.pdf

The Committee Chairman is responsible for the Committee’s meeting agendas and calendar.

Compensation Consultant

Our Human Resources Department supports the Committee in fulfilling its charter. In addition, the Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Committee. In accordance with this authority, the Committee, beginning in December 2006, engaged Setren, Smallberg & Associates, Inc. (“Larry Setren” or the “Consultant”), as an independent outside compensation consultant to advise the Committee on matters related to the CEO and other executive compensation.

The Consultant recommends the company or industry peer group (the “Peer Group”) for purposes of comparison and benchmarking executive compensation and performs compensation analyses. The Consultant sometimes recommends specific pay level changes for executive officers. The Consultant’s assignments are determined by the Committee Chair and/or management as directed by the Committee

Roles of Executives in Establishing Executive Compensation

Our CEO and CFO and HR Manager are also involved in the executive compensation process.

Avtar Dhillon, M.D., our CEO:

•       reviews the performance of his direct reports with the Committee;

•       recommends to the Committee base salary increases, amounts to be allocated to the individual component of our annual bonus and each individual’s annual equity-based incentive award amounts;

•       recommends short-term and long-term Company financial and non-financial performance goals that are used throughout many components of the compensation plan; and

•       advises the Committee regarding the executive compensation program’s ability to attract, retain and motivate the level of executive talent necessary to achieve our goals.

Peter Kies, our CFO and HR Manager, provides:

•       external data, including compensation benchmarking for employees below the executive level, and workforce dynamics in the marketplace;

•       internal data, including turnover, feedback on peers, and performance appraisal information;

•       input on the financial targets for our annual bonus; and

•       internal data regarding the impact of the executive compensation program on our financial statements.

The Committee delegates to the CEO and the Chairman of the Board the ability to approve long-term incentive awards to our new hires and employees in the amount of 50,000 options or less, within defined parameters. The Committee has approved these parameters to provide appropriate incentives to different career bands within Inovio. We have a written policy addressing the appropriate dating and pricing of the shares and options. Additionally, the Committee has authorized the CEO to approve any base salary increases, bonuses, or new-hire offer packages with the exception of those for officers who are subject to the requirements of Section 16 of the Securities and Exchange Act of 1934.

Committee Activity

Each executive officer’s compensation is comprised of up to three principal components: base salary, bonus and any equity awards, historically granted pursuant to the Inovio Biomedical Corporation’s Amended 2000 Stock Option Plan. Upon the approval of Proposal No. 2, each officer’s compensation will include any awards from our new 2007 Omnibus Incentive Plan, in lieu of the former frozen Amended 2000 Stock Option Plan. Base salary and bonus are determined by the Committee and are reviewed at least annually. Our management and the Board of Directors believe that the total compensation package of the executive officers should be linked to certain objective performance criteria of Inovio. Inovio uses stock options to align the long-range interests of its executive officers with the interests of stockholders. The amount of stock options that may be granted to each executive officer is determined by taking into consideration the officer’s position with Inovio, overall individual performance, our performance and an estimate of the long-term value of the award considering current base salary and any cash bonus awarded. Upon the approval of Proposal No. 2, if approved, Inovio intends to expand its use of equity compensation to include the use of other forms of equity-based awards during 2007, subject to the parameters and flexibility of the new plan, including, but not limited to, grants of restricted shares of common stock.

Recognizing the importance of maintaining (i) sound principles for the development and administration of executive compensation and (ii) strong links between executive pay and performance, the Committee took the following steps, among others, in 2006:

•       held Executive Sessions (without our management present) at every Committee meeting;

•       established a new industry-specific Peer Group for executive compensation and performance comparisons;

•       established annual reviews of detailed executive compensation and benefits for all executive officers.

Using the annual reviews provided by management and the competitive analysis provided by the Consultant, the Committee is able to review both the competitiveness and appropriateness of each element of executive compensation. The Committee considered several factors in these reviews, including:

•       each executive’s total compensation;

•       all equity-based incentive awards that have been granted to each executive since starting employment with Inovio; and

•       the total potential value of all equity-based incentive awards given to each Named Executive Officer (NEO), based on several potential share price growth scenarios.

The Committee also considers the competitive market for executive compensation. The Committee seeks to maintain competitive compensation because we believe that attracting and retaining exceptional talent is a key component in building a sustainable competitive advantage in the market. The Committee considers the need and rationale for each element of compensation and the amounts that are targeted and awarded in relation to our performance versus the performance of our Peer Group.

After these reviews, the Committee believes that both the individual elements of compensation and the compensation in total for each NEO for 2006 is appropriate given our performance, our position in the competitive labor market, and his/her relative performance and importance to Inovio.

During 2006, the Committee held four meetings, which were attended by all Committee members.

Objectives of Compensation Programs

Compensation Philosophy

The primary underlying premise of our executive compensation philosophy is that pay should be performance-based, vary with the attainment of specific objectives, and be aligned with the interests of Inovio’s stockholders. The Committee’s primary objective is to employ compensation to differentiate and reward individual performance based on our overall business results, progress toward individual goals and objectives, and leadership behaviors consistent with our long-term success. The Committee employs the following core principles to guide its decisions.

Pay competitively:   The Committee believes in positioning executive compensation at competitive levels necessary to attract and retain exceptional leadership talent. Performance can result in an individual’s total compensation that is higher or lower than market position. The Consultant compiles this competitor and market data at the request of, and by working with, the Committee.

Have a total compensation perspective:   The Committee views all components of pay together in making compensation decisions. These components include base salary, bonuses, stock options and fringe benefits.

The Committee reviews its compensation philosophy regularly, most recently in May 2006. The Committee believes its compensation philosophy is based on appropriate principles and did not make any changes to the overall philosophy in 2006. However, the Committee made programmatic changes to better align the executive compensation system with the Committee’s philosophy. We describe these changes in detail in the Compensation Programs Design section below.

Benchmarking

We benchmark all elements of total direct compensation (base salary, bonus, total cash compensation, and all forms of long-term incentives) to the competitive marketplace. Working with the Consultant, the Committee considered several factors to determine the companies in the Peer Group. The Committee has in their Peer Group companies that:

•       provide reasonable comparisons for pay and performance purposes;

•       generally overlap with our labor market for talent, but may not be identical;

•       possess a business model, characteristics, growth potential, and human capital intensity that are similar, though they need not be identical;

•       are U.S.-based public companies so that proxy statements and 10-K’s can be used to provide the appropriate compensation and firm financial data; and

•       have Peer Group Officer equity holdings consistent with the biotechnology marketplace (the midpoint values of the Peer Group range from .70% for a key VP to 2.91% for the CEO).

The Committee has also compared all elements of direct compensation using the Radford Biotechnology Survey.

Compensation Program Design

Compensation Program

Our Compensation program consists primarily of base salary, bonuses and any stock options granted pursuant to the Inovio Biomedical Corporation’s Amended 2000 Stock Option Plan. In general, our NEO’s compensation mix was determined by the Consultant to be considerably below the midpoints of the Peer Group and the midpoints of the Radford Survey.

Base Salary

Base salaries are a non-variable element of total compensation. The Committee reviews officer salaries annually at the end of the year. They reflect each executive’s responsibilities, the impact of the job, and the contributions each executive delivers to Inovio. Salaries are determined in part by competitive levels in the market—what companies in the Peer Group and executive compensation surveys pay executives with comparable responsibilities and job scope—and in part by internal equity considerations. Each year, the Committee reviews and establishes the base salary of Inovio’s executive officers. Increases, if any, are based on individual performance, existing employment agreements and market conditions. To gauge market conditions, the Committee evaluates the competitor and market data compiled by the Consultant.  In general, base pay for Inovio NEO’s was determined by the Consultant to be less than the midpoints of the Radford Survey and below the 25th percentile of our Peer Group.

At its March 2007 meeting, the Committee reviewed recommendations for salary adjustments for the CEO, the other NEO’s. The Committee reviews the performance and compensation of the CEO in several meetings throughout each year, and the Board made adjustments to the CEO’s compensation effective March 1, 2007. In March 2007, the Board voted to adjust the CEO’s base salary to $365,000, an 8.6% base pay increase, for the year ending December 31, 2007.

Bonus Compensation

Bonuses are paid on a discretionary basis subsequent to the filing of our annual results. Bonus amounts for our NEO’s and Director level employees are determined based on prior year results, which include both financial indicators such as shareholder return, revenue growth and cost management in addition to other non-financial performance indicators such as the status of our clinical trials and new significant licensing arrangements. With the exception of the bonus paid to the President and CEO whose bonus approximates the midpoint of our Peer Group and is slightly above the midpoint of the Radford Survey , bonuses as a percentage of total compensation for all other Inovio NEO’s were significantly below the Peer Group and Radford Survey midpoints. In March 2007, the Board approved the CEO’s 2006 bonus amount of $150,500.

Equity-based Compensation

For existing employees, equity based compensation consists of annual stock option incentive awards granted from the Amended 2000 Stock Option Plan approved in March of each year. Upon the approval of Proposal No. 2, these types of equity-based awards will be expanded to include the use of other new equity-based awards during 2007, subject to the parameters and flexibility of the new plan, if approved. Our NEO equity-based incentive compensation and equity ownership was determined by the Consultant to be below the respective Peer Group midpoints, in aggregate.

Employment Agreements

We use employment agreements for our executive officers in very select cases, generally when it is necessary to secure the services of a newly hired executive. We currently have employment agreements with:

•       Avtar Dhillon, M.D., the current President and Chief Executive Officer, effective October 10, 2001;

•       Peter Kies, our Chief Financial Officer and HR Manager, effective December 15, 2003; and

•       Dietmar Rabussay, our VP, Research and Development, effective December 15, 2003.

The compensatory nature of the employment agreements are disclosed as required in the tabular and narrative disclosures below.

Elements of Post-Termination Compensation

Change-in-Control Agreements

We have change-in-control agreements in place for the CEO and executive officers who are direct reports to the CEO. The rationale for these agreements is that in the event of a change in control of Inovio, these individuals are the most likely to lose their jobs as a result of redundancy in executive positions. Information regarding applicable payments under the change of control for the named executive officers is provided in each named executive officer’s employment agreement.

Severance

As part of our executive officers employment agreements, any executive currently working for us at the executive officer level whose employment is terminated involuntarily is eligible for severance benefits, provided each of their employment agreement requirements are met. The severance pay and benefits that are payable are stated in each executive’s employment agreement.

Stock Ownership/Retention Guidelines

We do not have any stock ownership and retention guidelines. Some companies use stock ownership and retention guidelines as a way to promote share ownership within the company and to compensate existing employees. The Committee believes that as long as executives are not selling a significant amount of options or shares on a regular basis, there is no need for stock ownership and retention guidelines.

Impact of Regulatory Requirements

Policy on Deductibility of Named Executive Officer Compensation

Section 162(m) was added to the Code as part of the Omnibus Budget Reconciliation Act of 1993. Section 162(m) limits the deduction for compensation paid to the President and Chief Executive Officer and the other Named Executive Officers to the extent that compensation of a particular executive exceeds $1,000,000, unless such compensation was based upon performance goals determined by a compensation committee consisting solely of two or more outside directors, the material terms of which are approved by a majority vote of the stockholders prior to the payment of such remuneration, or paid pursuant to a binding contract that was in effect on February 17, 1993. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of our overall compensation philosophy. We intend to establish executive officer compensation programs that will maximize our tax deduction if the Committee determines that such actions are consistent with its philosophy and in the best interests of Inovio and its stockholders. However, from time to time, we may award compensation that is not fully deductible if it is determined that such award is consistent with its philosophy and in the best interest of Inovio and its stockholders.

The Committee reviews our existing compensation program to determine the deductibility of the future compensation paid or awarded pursuant thereto and may seek guidance with respect to changes to our existing compensation program that will enable Inovio to continue to attract and retain key individuals while optimizing the deductibility to Inovio of amounts paid as compensation.

The Committee believes that its overall executive compensation program has been successful in providing competitive compensation appropriate to attract and retain highly qualified executives and in encouraging increased performance from the executive group to foster the creation of added stockholder value.

Internal Revenue Code Section 409A

IRC Section 409A relates to accounting treatment for deferred compensation. The Committee has reviewed all of our compensation plans and programs to ensure that they are compliant with IRC Section 409A and has determined that, they are compliant, as long as the final regulations by the IRS do not change significantly from the proposed regulations.

Impact of FAS 123R

FAS 123R requires companies to record option grants as expenses at the time of grant. Option expense is one factor that the Committee considers in the design of our long-term compensation programs. Other factors include:

•       the link to performance that each type of equity award provides;

•       the degree of upside leverage and downside risk inherent in each type of award;

•       the impact on dilution and overhang that the different equity awards have; and

•       the role that each type of equity award has in the attraction, retention, and motivation of our executive and key employee talent.

The Committee monitors our FAS 123R expense to ensure that it is reasonable, although expense is not the most important factor in making decisions about our long-term incentive plans.

REPORT OF THE
COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the registrant’s Proxy Statement on Schedule 14A.

Respectfully submitted,
James L. Heppell (Chair)	Felix Theeuwes	Tazdin Esmail	Simon Benito

2006 Summary Compensation Table

The following table sets forth compensation information for 2006 for our President and Chief Executive Officer, the Chief Financial Officer and HR Manager, the two other executive officers serving at December 31, 2006 and one executive officer serving during 2006 (collectively, the “Named Executive Officers”), whose salary and bonus exceeded $100,000 for 2006. Amounts representing Stock Awards, Non-Equity Incentive Plan Compensation and Changes in Pension Value and Nonqualified Deferred Compensation Earnings have not been reported in the following table as they are not applicable to our compensation program during 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Avtar Dhillon, President and Chief Executive Officer(1)	2006	327,955	150,500	415,731	4,260	898,446
Peter Kies, Chief Financial Officer and HR Manager	2006	186,172	40,000	73,085	—	299,257
Robert Goodenow, Vice President, Corporate Development(2)	2006	186,110	—	74,135	—	260,245
Dietmar Rabussay, Vice President, Research and Development(1)	2006	175,012	10,000	66,103	5,200	256,315
George McHugh, Vice President, Operations(3)	2006	173,622	29,014	48,000	85,500	336,136

(1)          Salary includes contributions made by the employee to Inovio’s 401(k) plan and All Other Compensation amounts reflect contributions by Inovio made on behalf of the employee under our 401(k) plan.

(2)          Robert Goodenow resigned effective March 16, 2007.

(3)          George McHugh resigned effective December 19, 2006. Amounts included in All Other Compensation reflect severance payments payable on a bi-weekly basis through June 2007.

Grants of Plan Based Awards

The following table sets forth certain information with respect to stock and option awards and other plan-based awards granted to our named executive officers during 2006. Amounts representing Estimated Future Payouts Under Non-Equity Incentive Awards (i.e. thresholds, targets and minimums), Estimated Future Payouts Under Equity Incentive Plan Awards (i.e. thresholds, targets and minimums) and All Other Stock Awards: Number of Shares of Stock or Units have not been reported in the following table as they are not applicable to our compensation program during 2006.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards	Closing Market Price on Date of Grant
(a)	(b)	(c)	(d)	(e)	(f)
Avtar Dhillon, President and Chief Executive Officer	3/8/2006	75,000	2.89	182,678	2.80
Peter Kies, Chief Financial Officer and HR Manager	3/8/2006	45,000	2.89	109,607	2.80
Robert Goodenow, Vice President, Corporate Development	3/8/2006	45,000	2.89	109,607	2.80
Dietmar Rabussay, Vice President, Research and Development	3/8/2006	45,000	2.89	109,607	2.80
George McHugh, Vice President, Operations	3/8/2006	45,000	2.89	109,607	2.80

Options Exercised Table

The following table sets forth certain information with respect to options exercised by our named executive officers during 2006. Amounts representing Stock Award Vesting have not been included in the following table as they are not applicable to our compensation program during 2006.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
(a)	(b)	(c)
Avtar Dhillon, President and Chief Executive Officer	—	—
Peter Kies, Chief Financial Officer and HR Manager	—	—
Robert Goodenow, Vice President, Corporate Development	47,500	69,100
Dietmar Rabussay, Vice President, Research and Development	—	—
George McHugh, Vice President, Operations	—	—

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of December 31, 2006.  Amounts representing Outstanding Stock Award information are not included in the following table as they are not applicable to our compensation program as of December 31, 2006.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)
Avtar Dhillon	100,000		2.08	10/9/2011
President and CEO	25,000		1.64	4/28/2012
	124,999		1.96	6/27/2012
	12,499		1.00	10/24/2012
	62,500		1.08	1/9/2013
	81,249		2.52	8/7/2013
	37,499		5.00	11/6/2013
	93,750	31,250	5.00	12/31/2013
	75,000	75,000	3.82	1/14/2015
	18,750	56,250	2.89	3/8/2016
	631,246	162,500
Peter Kies	37,500		1.96	6/27/2012
CFO and HR Manager	7,500		1.00	10/24/2012
	12,500		1.24	3/24/2013
	14,375		2.52	8/7/2013
	10,000	10,000	4.46	2/24/2015
	11,250	33,750	2.89	3/8/2016
	93,125	43,750
Robert Goodenow	10,000	10,000	4.46	2/24/2015
VP, Corporate Development	11,250	33,750	2.89	3/8/2016
	21,250	43,750

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)
Dietmar Rabussay	19,000		8.08	11/25/2007
VP, Research and Development	5,499		9.00	7/8/2008
	8,749		10.76	10/15/2008
	3,750		16.52	2/6/2010
	500		6.00	8/24/2010
	6,250		6.28	5/16/2011
	7,500		1.80	10/23/2011
	7,500		1.64	4/28/2012
	7,500		1.00	10/24/2012
	12,500		1.24	3/24/2013
	19,937		2.52	8/7/2013
	5,000	5,000	4.46	2/24/2015
	11,250	33,750	2.89	3/8/2016
	114,935	38,750
George McHugh(1)	28,125		6.40	3/19/2007
VP, Operations	7,500		4.46	3/19/2007
	11,250		2.89	3/19/2007
	46,875

(1)          George McHugh resigned effective December 19, 2006. On March 16, 2007, Mr. McHugh exercised all of his options with an exercise price of $2.89 per share.

Compensation Committee Interlocks and Insider Participation

During 2006, no executive officer of Inovio served as a director of another entity, other than Avtar Dhillon, a director of Protox Therapeutics Inc. and BC Advantage (VCC) Funds Inc. During 2006, no directors served as a director of another entity other than James L. Heppell, a director of Protox Therapeutics Inc. and officer of BC Advantage (VCC) Funds Inc, Tazdin Esmail, a former director of both Protox Therapeutics Inc. and BC Advantage Funds (VCC) Ltd, Felix Theeuwes, an officer and director of Durect Corporation, and Simon X. Benito, a director of Durect Corporation. Mr. Esmail resigned from his position of director at Protox Therapeutics Inc. on June 19, 2007 and from his position of director of BC Advantage Funds (VCC) Ltd. on June 29, 2007.

Compensation of Directors

During 2006, Inovio paid each non-employee director of Inovio (other than the Chairman of the Board) an annual retainer fee of $15,000 and paid the Chairman of the Board an annual retainer fee of $30,000. We pay or reimburse all reasonable expenses associated with directors’ attendance at and participation in board and committee meetings and other company business to which a director attends. For 2006, Inovio also paid the chairman of each of the Compensation and Nomination & Corporate Governance Committee an additional $3,000 as compensation for his services as chairman of those committees and an additional $5,000 to the Audit Committee chairman as compensation for services as that committee’s chairman. Inovio also pays each non-employee director $1,250 for attendance at each Board meeting conducted in person and $625 for each Board meeting conducted telephonically.

Inovio does not pay director fees to its directors who are also Inovio employees. Thus, Dr. Dhillon does not receive director fees.

Non-employee directors are eligible to receive, from time to time, grants of options to purchase shares of common stock under the Plan as determined by the full Board of Directors. During the year ended December 31, 2006, Inovio granted 10-year options to purchase a total of 125,000 shares (options for 25,000 shares each) of its common stock to each of its non-employee directors at an exercise price of $2.23.

Director Compensation Table

The following table sets forth certain information with respect to director compensation during 2006.  Amounts representing Stock Awards, Non-equity Incentive Plan Compensation, Changes in Pension Value and Nonqualified Deferred Compensation Earnings and All Other Compensation are not included in the following table as they are not applicable to our compensation program during 2006.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
(a)	(b)	(c)	(d)
James Heppell	39,250	45,257	84,507
Simon Benito	26,875	45,257	72,132
Tazdin Esmail	24,875	45,257	70,132
Riaz Bandali	21,250	45,257	66,507
Felix Theeuwes(1)	21,250	45,257	66,507
Gene Larson(2)	1,250	—	1,250

(1)          Felix Theeuwes is not standing for re-election for the purposes of this proxy and the end of his term will be the May 4, 2007.

(2)          Gene Larson did not stand for re-election and the end of his term was May 5, 2006.

The narratives and tabular format requirements regarding Pension Benefits at December 31, 2006 and Nonqualified Deferred Compensation for 2006 have been excluded from this Proxy Statement as they are not applicable to our compensation program during 2006.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Inovio has written employment agreements with each of its Executive Officers which have been filed as exhibits in an 8-K filing on April 3, 2006.

Under the employment agreement with Dr. Avtar Dhillon dated October 10, 2001, Dr. Dhillon serves as our President and Chief Executive Officer. Dr. Dhillon’s employment agreement provided for an initial annual salary of $200,000 and periodic increases, as determined by the Board from time to time, but no less than an annual increase at least equal to the percentage increase in the cost of living in the San Diego Area over the previous year. Dr. Dhillon is also entitled to an annual bonus and stock option awards if certain milestone objectives agreed to between the Board and Dr. Dhillon each year are met, as determined by the Board, and four weeks of paid vacation each year. The term of Dr. Dhillon’s employment agreement is for 10 years ending October 9, 2011, unless sooner terminated by Dr. Dhillon or by Inovio. If Dr. Dhillon’s employment agreement is terminated by Inovio other than for cause as set forth in the agreement or as a consequence of Dr. Dhillon becoming permanently disabled, or if the employment agreement is terminated by Dr. Dhillon within 180 days after a “change of control” of Inovio as defined in the agreement, or by Dr. Dhillon for a breach by Inovio, Dr. Dhillon is entitled to receive a lump sum severance payment equal to two times his annual salary and bonus at the time of termination, plus the continuation of his health benefits (or payment of the amount necessary to secure the same) for one year after termination. If Dr. Dhillon’s employment agreement is terminated by Inovio as a consequence of Dr. Dhillon becoming permanently disabled, Dr. Dhillon is entitled to receive a lump sum severance payment equal to his annual salary at the time of termination and his bonus based on the amount of such bonus most recently paid to him, pro rated from January 1 of the year of termination through date of termination.

Under the employment agreement with Robert Goodenow, Ph.D., dated October 1, 2002, Dr. Goodenow served as our Vice President, Corporate Development. Dr. Goodenow’s employment agreement provided for an initial annual salary of $145,000 to be periodically increased by such amounts as determined by the Board from time to time. Dr. Goodenow was also entitled to an annual bonus (which may consist of cash, stock or stock options) if certain milestone objectives agreed to between the Board and Dr. Goodenow each year are met, and two weeks of paid vacation each year. The term of Dr. Goodenow employment agreement was for 10 years ending September 30, 2012, unless sooner terminated by Dr. Goodenow or by Inovio. If Dr. Goodenow’s employment agreement was terminated by Inovio other than for cause as set forth in the agreement or as a consequence of Dr. Goodenow becoming permanently disabled or because of a change of control of Inovio or its California subsidiary, or if the employment agreement is terminated by Dr. Goodenow for a breach by Inovio, Dr. Goodenow was entitled to receive a severance payment, payable in such regular intervals as may determined by Inovio, equal to (a) one-half of his annual salary for the year prior to the date of termination, and (b) his bonus based on the amount of such bonus most recently paid to him, pro rated from January 1 of the year of termination through date of termination. Robert Goodenow’s employment agreement was terminated effective March 16, 2007, upon his resignation.

Under the employment agreement with Peter Kies, dated December 15, 2003, Mr. Kies serves as our Chief Financial Officer. Mr. Kies’ employment agreement provided for an initial annual salary of $180,000 to be periodically increased by such amounts as determined by the Board from time to time. Mr. Kies is also entitled to an annual bonus (which may consist of cash, stock or stock options) if certain milestone objectives agreed to between the Board and Mr. Kies each year are met, three weeks of paid vacation each year and such stock options as may be approved by the Board. The term of Mr. Kies employment agreement is for 10 years ending December 14, 2013, unless sooner terminated by Mr. Kies or by Inovio. If Mr. Kies’s employment agreement is terminated by Inovio other than for cause as set forth in the agreement or as a consequence of Mr. Kies becoming permanently disabled, or if the employment agreement is terminated by Mr. Kies for a breach by Inovio, Mr. Kies is entitled to receive a severance payment, payable in such regular intervals as may determined by Inovio, equal to (a) one-half of his annual salary for the year prior to the date of termination, and (b) his bonus based on the amount of such bonus most recently paid to him, pro rated from January 1 of the year of termination through date of termination.

Under the employment agreement with George McHugh, dated April 14, 2004, Mr. McHugh served as our Vice President, Operations. Mr. McHugh’s employment agreement provided for an initial annual salary of $165,000 to be periodically increased by such amounts as determined by the Board from time to time. Mr. McHugh was also entitled to an annual bonus (which consisted of cash, stock or stock options) if certain milestone objectives agreed to between the Board and Mr. McHugh each year are met, three weeks of paid vacation each year beginning January 1, 2006 and such stock options as may be approved by the Board. The term of Mr. McHugh’s employment agreement was for 10 years ending April 14, 2014, unless sooner terminated by Mr. McHugh or by Inovio. If Mr. McHugh’s employment agreement was terminated by Inovio other than for cause as set forth in the agreement or as a consequence of Mr. McHugh becoming permanently disabled, or if the employment agreement was terminated by Mr. McHugh for a breach by Inovio, Mr. McHugh was entitled to receive a severance payment, payable in such regular intervals as may be determined by Inovio, equal to (a) one-half of his annual salary for the year prior to the date of termination, and (b) his bonus based on the amount of such bonus most recently paid to him, pro rated from January 1 of the year of termination through date of termination. George McHugh’s employment agreement with Inovio was terminated effective December 19, 2006, and in accordance with the terms of his agreement, we are paying him a total severance payment of $85,500, composed of bi-weekly payments payable to Mr. McHugh through June 2007.

Under the employment agreement with Dietmar Rabussay, dated December 15, 2003, Mr. Rabussay serves as our Vice President, Research and Development. Dr. Rabussay employment agreement provides for an initial annual salary of $173,644 to be periodically increased by such amounts as determined by the Board from time to time. Dr. Rabussay is also entitled to an annual bonus (which may consist of cash, stock or stock options) if certain milestone objectives agreed to between the Board and Dr. Rabussay each year are met, three weeks of paid vacation each year (four weeks beginning on November 23, 2007) and such stock options as may be approved by the Board. The term of Dr. Rabussay employment agreement is for 10 years ending April 14, 2014, unless sooner terminated by Dr. Rabussay or by Inovio. If Dr. Rabussay’s employment agreement is terminated by Inovio other than for cause as set forth in the agreement or as a consequence of Dr. Rabussay becoming permanently disabled, or if the employment agreement is terminated by Dr. Rabussay for a breach by Inovio, Dr. Rabussay is entitled to receive a severance payment, payable in such regular intervals as may determined by Inovio, equal to (a) one-half of his annual salary for the year prior to the date of termination, and (b) his bonus based on the amount of such bonus most recently paid to him, pro rated from January 1 of the year of termination through date of termination.

Our executive officers participate, while they are employees, in all employee benefits maintained by Inovio, including any group disability plan, insurance plan, medical and dental plans, and are entitled to reimbursement of all reasonable out-of-pocket Inovio-related expenses.

Amended 2000 Stock Option Plan

The following summary of the Inovio Biomedical Corporation Amended 2000 Stock Option Plan (the “Plan”), for which option awards were granted during 2006 is qualified in its entirety by the specific language of the Plan, a copy of which is incorporated by reference to Exhibit 4.1 of our Registration Statement on Form S-8 filed on July 28, 2006 and available to any stockholder upon request to Peter Kies, by phone at (858) 597-6006, fax at (858) 597-0451, email at pkies@Inovio.com, or mail at 11494 Sorrento Valley Rd., San Diego, CA 92121-1318.

Upon approval of Proposal No. 2, the Incentive Plan by the Company’s stockholders, the Company’s Amended 2000 Stock Option Plan will be frozen and no further grants or awards will be made under such plan. However, the Option Plan will continue in effect after approval of the Incentive Plan for so long as and solely to the extent necessary to administer previously-granted awards that remain outstanding under such plans. If the Incentive Plan is not approved by the Company’s stockholders, the Option Plan will remain in effect according to its terms and the Company may continue to make stock option awards under that plan

General.   The Plan provides for the grant of Incentive Stock Options (“ISOs”) and Nonstatutory Stock Options (“NSOs”). As of March 23, 2007, we had outstanding options under the Plan to purchase an aggregate of 3,425,118 shares at per share exercise prices ranging from $1.00 to $22.00.

Shares subject to the Plan.   Currently, a maximum of 4,750,000 shares of the authorized but unissued or reacquired Common Stock of Inovio may be issued pursuant to the Plan. Currently there are 3,425,118 options or shares issued pursuant to the old plan; the remaining 294,869 available will not be issued if the new plan is adopted. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of Inovio, appropriate adjustments will be made to the shares subject to the Plan, and to outstanding options. To the extent any outstanding option under the Plan expires or terminates prior to exercise in full or if Inovio repurchases shares issued upon exercise of an option, the shares of common stock for which that option is not exercised or the repurchased shares are returned to the Plan and will again be available for issuance under the Plan.

Administration.   The Compensation Committee of the Board administers the Plan. All option grants are approved by the Compensation Committee, except that our Chief Executive Officer and/or Chairman of the Board of Directors may approve option grants to persons below the level of Vice President of Inovio to a maximum individual grant of 50,000 options. With respect to the participation of individuals whose transactions in Inovio’s equity securities are subject to Section 16 of the Securities Exchange Act of 1934, the Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Plan, the Compensation Committee determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an ISO or a NSO, the terms of vesting and exercisability of each option, including the effect thereon of an optionee’s termination of service, the type of consideration to be paid to Inovio upon exercise of an option, the duration of each option, and all other terms and conditions of the options. Accordingly, future grants under the Plan are not yet determinable.

Eligibility.   Generally, all employees, directors and consultants of Inovio or of any present or future parent or subsidiary corporations of Inovio are eligible to participate in the Plan. In addition, the Plan also permits the grant of options to prospective employees, consultants and directors in connection with written offers of employment or engagement. Any person eligible under the Plan may be granted a NSO. However, only employees may be granted ISOs.

Terms and conditions of options.   Each option granted under the Plan is evidenced by a written agreement between Inovio and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. The exercise price per share must equal at least the fair market value of a share of Inovio’s common stock on the date of grant of the stock option. The exercise price of any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Inovio or any parent or subsidiary corporation of Inovio, referred to as a 10% Stockholder, must be at least 110% of the fair market value of a share of Inovio’s common stock on the date of grant.

Generally, the exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of Inovio’s common stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or a loan with respect to some or all of the shares of common stock being acquired upon the exercise of the option, by means of a promissory note, by any lawful method approved by the board or by any combination of these. The Compensation Committee may nevertheless restrict the forms of payment permitted in connection with any option grant.

The Compensation Committee will specify when options granted under the Plan will become exercisable and vested. Shares subject to options generally vest and become exercisable in installments, subject to the optionee’s continued employment or service or achievement of specified milestones.

Change in control.   Upon a change in control, as defined in the Plan, the Compensation Committee may arrange for the acquiring or successor corporation to assume or substitute new options for the options outstanding under the Plan. To the extent that the options outstanding under the Plan are not assumed, substituted for, or exercised prior to such event, generally, they will terminate.

Termination or amendment.   Unless sooner terminated, no ISOs may be granted under the Plan after July 30, 2010. The Board may terminate or amend the Plan at any time, but, no amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option’s status as an ISO or is necessary to comply with any applicable law.

Federal Income Tax Consequences of the 2000 Stock Option Plan

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

ISOs.   An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an ISO qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Optionees who do not dispose of their shares for two years following the date the option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, Inovio will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise, referred to as a disqualifying disposition, the difference between the fair market value of the shares on the exercise date, and the option exercise price, not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized, will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. Generally, for federal income tax purposes, Inovio should be able to deduct any ordinary income recognized by the optionee upon the disqualifying disposition of the shares, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if the tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits that may arise with respect to optionees subject to the alternative minimum tax.

NSOs.   Options not designated or qualifying as ISOs will be NSOs. NSOs have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a NSO, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, the ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a NSO, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. No tax deduction is available to Inovio with respect to the grant of a NSO or the sale of the stock acquired pursuant to that grant. Inovio generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a NSO, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

401(k) Plan

Inovio has in place a contributory retirement plan (the “401(k) Plan”) for all full time employees age 21 and older with at least 12 months of service, which is designed to be a tax deferred plan in accordance with the provisions of Section 401(k) of the Code. The 401(k) Plan provides that each participant may contribute up to 15% of his or her salary and Inovio may make a contribution equal to a percentage of salary contributed by the participant to his or her plan account at the end of each plan year. Under the 401(k) Plan, employees may elect to enroll on January 1, April 1, July 1 and October 1 of any plan year, provided that they have been employed by Inovio for at least three months. Subject to the rules for maintaining the tax status of the 401(k) Plan, an additional contribution by Inovio may be made at Inovio’s discretion.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees Inovio’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee consists of three directors, each of whom, in the judgment of the Board of Directors, is an “independent director” as defined in the listing standards for the American Stock Exchange. The Committee serves pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter was included as Appendix A to our Proxy Statement filed with the Securities and Exchange Commission on April 28, 2004. The Charter is also available on our website alone or as part of our corporate governance policy. Any amendments to or waivers of the Charter are promptly posted on the Inovio’s website at www.inovio.com or in a report on Form 8-K, as required by applicable laws.

The Committee has discussed and reviewed with the independent registered public accounting firm all matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of our internal controls and the overall quality of its accounting and financial reporting. The Committee also discussed with the independent registered public accounting firm their judgments as to the substance and clarity, not just the acceptability, of our accounting principles and financial statement disclosures.

The Committee has received from the auditors a formal written statement describing all relationships between the auditors and Inovio that might bear on the independent registered public accounting firm’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and has satisfied itself as to the independent registered public accounting firm’s independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the Securities and Exchange Commission on March 16, 2007. The Committee and the Board have also recommended the selection of our independent registered public accounting firm. All members of the Committee are independent as defined in Section 121(A) of the American Stock Exchange listing standards.

Respectfully submitted,
Simon Benito (Chair)	Tazdin Esmail	Riaz Bandali

PRINCIPAL ACCOUNTING FIRM FEES

During the years ended December 31, 2006 and 2005, Inovio retained Ernst & Young LLP to provide services as follows:

Year	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees
2006	$434,578	$—	$34,872	$1,500
2005	$387,941	$5,966	$23,568	$1,500

(1)          Includes fees for services reasonably related to the performance of the audit or review of Inovio’s financial statements and internal controls and not reported under Audit Fees.

(2)          Includes fees for services related to tax compliance, tax advice and tax planning.

Audit Fees.   The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of Inovio’s annual consolidated financial statements, the audit of management’s assessment and report on internal control, the review of the consolidated financial statements included in Inovio’s quarterly reports on Form 10-Q and services rendered in connection with consents provided in Form S-3 and Form S-8 filings during the year ended December 31, 2006 were approximately $434,578.

Audit-Related Fees.   No audit-related fees were billed by Ernst & Young LLP for the year ended December 31, 2006.

Tax Fees.   The aggregate fees billed to Inovio for tax services rendered by Ernst & Young LLP for the year ended December 31, 2006, including income tax returns and tax consultations, were approximately $34,872.

All Other Fees.   Includes the fees billed to Inovio for research products provided by Ernst & Young LLP for the year-ended December 31, 2006, which were $1,500.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent registered public accounting firm for such services. The Audit Committee may also pre-approve particular services on a case-by-case basis. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accounting firm’s independence. The Audit Committee has considered the role of Ernst & Young LLP in providing services to Inovio for the year ended December 31, 2006 and has concluded that such services are compatible with Ernst & Young LLP’s independence as Inovio’s independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 23, 2007, with respect to the beneficial ownership of our common stock by (i) each person known to us to be the beneficial owners of more than 5% of our common stock, (ii) each of our directors and nominees for director, (iii) each of the Named Executive Officers, and (iv) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of common stock underlying shares of convertible preferred stock, options or warrants held by that stockholder that are convertible or exercisable, as the case may be, within 60 days of March 23, 2007 are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each stockholder’s percentage of ownership in the following table is based upon 38,787,728 shares of common stock outstanding as of March 23, 2007. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name. Unless otherwise indicated, the address of each beneficial owner listed below is in care of Inovio at 11494 Sorrento Valley Road, San Diego, California 92121-1318.

Beneficial Owner of Shares of Common Stock(1)(2)	Amount and Nature of Beneficial Ownership of Shares of Common Stock	Percent of Class of Shares of Common Stock(3)
5% Stockholders:
SDS Capital Group SPC, Ltd.(4)	2,943,527	7.37%
53 Forest Avenue, 2nd Floor
Old Greenwich, CT 06870
Conus Partners, Inc.(5)	2,323,273	5.77%
50 Rockefeller Plaza, 2nd Floor
New York, NY 10020
Zesiger Capital Group LLC(6)	2,199,100	5.60%
320 Park Avenue
New York, NY 10022
Newton Investment Management Limited.	1,935,130	4.99%
c/o Mellon Financial Corporation
One Mellon Center
Pittsburgh, Pennsylvania 15258
Directors, Director Nominees and Executive Officers:
Avtar Dhillon, M.D.(7)	839,172	2.16%
James L. Heppell(8)	145,087	*
Riaz Bandali(9)	51,470	*
Simon X. Benito(10)	64,705	*
Tazdin Esmail(11)	115,538	*
Felix Theeuwes(12)	161,032	*
Peter Kies(13)	130,109	*
Dietmar Rabussay(14)	154,509	*
Robert Goodenow(15)	39,484	*
George McHugh(16)	2,209	*
All executive officers and directors as a group(17) (10 persons)	1,703,315	4.39%

*                    Less than 1%

(1)          This table is based upon information supplied by officers, directors and principal stockholders. Except as shown otherwise in the table, the address of each stockholder listed is in care of Inovio at 11494 Sorrento Valley Rd., San Diego, California 92121-1318.

(2)          Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(3)          Shares of common stock underlying convertible preferred stock, options or warrants, convertible or exercisable, as the case may be, within 60 days of March 23, 2007, are deemed outstanding for computing the percentage of the person or entity holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentage of beneficial ownership is based upon 38,787,728 shares of our common stock outstanding as of March 23, 2007.

(4)          Includes 1,151,232 shares underlying warrants that are exercisable, respectively, within 60 days of March 23, 2007.

(5)          Includes 1,459,078 shares underlying warrants that are exercisable, respectively, within 60 days of March 23, 2007.

(6)          Includes 504,000 shares underlying warrants that are exercisable, respectively, within 60 days of March 23, 2007.

(7)          Includes 2,941 shares underlying Series C Preferred Stock and 1,029 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 774,996 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007.

(8)          Includes 2,941 shares underlying Series C Preferred Stock and 1,029 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 131,562 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007.

(9)          Includes 2,941 shares underlying Series C Preferred Stock and 1,029 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 47,500 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007.

(10) Includes 4,411 shares underlying Series C Preferred Stock and 1,544 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 56,250 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007.

(11) Includes 2,941 shares underlying Series C Preferred Stock and 1,029 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 106,250 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007.

(12) Includes 2,941 shares underlying Series C Preferred Stock and 1,029 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 114,062 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007.

(13) Includes 1,470 shares underlying Series C Preferred Stock and 514 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 128,125 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007.

(14) Includes 1,470 shares underlying Series C Preferred Stock and 514 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 134,935 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007.

(15) Includes 1,470 shares underlying Series C Preferred Stock and 514 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 37,500 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007. As noted in the Compensation Discussion and Analysis, Robert Goodenow resigned effective March 16, 2007.

(16) Includes 1,470 shares underlying Series C Preferred Stock and 514 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007. As noted in the Compensation Discussion and Analysis, George McHugh resigned effective December 19, 2006.

(17) Includes 24,996 shares underlying Series C Preferred Stock and 8,745 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 1,531,180 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007. As noted in the Compensation Discussion and Analysis, Robert Goodenow resigned effective March 16, 2007 and George McHugh resigned effective December 19, 2006. Excluding their 2,940 shares underlying Series C Preferred Stock and 1,028 shares underlying warrants that are convertible or exercisable respectively, within 60 days of March 23, 2007, and 37,500 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007, the total amounts held in aggregate by the current directors and officers would be limited to 22,056 shares underlying Series C Preferred Stock and 7,717 shares underlying warrants that are convertible or exercisable, respectively, within 60 days of March 23, 2007, and 1,493,680 shares of common stock issuable pursuant to options exercisable within 60 days of March 23, 2007, representing an aggregate beneficial ownership interest of 4.28%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Procedures for Approval of Related Party Transactions

Our executive officers, directors and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into a related party transaction with us without the prior consent of our Board of Directors. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members or affiliates in which the amount involved exceeds $120,000 must first be presented to our Board of Directors for review, consideration and approval. In approving or rejecting the proposed agreement, our Board of Directors will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs, and benefits to the Company, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on director independence. Our Board of Directors shall only approve those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as determined in good faith by the Board. We currently have no related party transactions requiring such approval.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires Inovio’s officers, directors and persons who beneficially own more than ten percent of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock. Officers, directors and 10% or greater stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on Inovio’ review of the copies of such reports furnished to Inovio, management believes that all officers, directors and greater than ten percent stockholders complied with the filing requirements of Section 16(a) for the year ended December 31, 2006.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholders’ proposals intended to be presented at the next Annual Meeting of Stockholders of Inovio to be held in 2008 must be received at our principal executive offices no later than December 10, 2007, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in Inovio’ proxy materials. Stockholders who wish to submit a proposal for consideration at Inovio’ 2008 Annual Meeting of Stockholders, but who do not wish to submit a proposal for inclusion in Inovio’ Proxy Statement, must deliver a copy of their proposal no later than February 15, 2008. In either case, proposals should be delivered to Inovio Biomedical Corporation, 11494 Sorrento Valley Road, San Diego, California 92121-1318, Attn: Corporate Secretary. To avoid controversy and establish timely receipt by Inovio, it is suggested that stockholders send their proposals by certified mail, return receipt requested. Otherwise, Inovio may exercise discretionary voting with respect to such stockholder’s proposal pursuant to authority conferred on Inovio by proxies to be solicited by the Board of Directors of Inovio and delivered to Inovio in connection with the meeting.

FORM 10-K AND ANNUAL REPORT

Inovio filed an Annual Report on Form 10-K with the Securities and Exchange Commission on March 16, 2007 and a copy accompanies this proxy statement. Nevertheless, stockholders may obtain another copy of this report, without charge. Requests should be made to the Corporate Secretary of Inovio at Inovio’s offices located at 11494 Sorrento Valley Road, San Diego, CA 92121-1318.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

By Order of the Board of Directors

Avtar Dhillon, M.D. President and Chief Executive Officer

Dated: April 3, 2007

San Diego, California

Appendix A

INOVIO BIOMEDICAL CORPORATION

2007 OMNIBUS INCENTIVE PLAN

Adopted by the Board of Directors: March 31, 2007

INOVIO BIOMEDICAL CORPORATION

2007 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

1.01.   Purpose.   The purpose of the Inovio Biomedical Corporation 2007 Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of the Company and its Subsidiaries to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.02.   Adoption and Term.   The Plan has been approved by the Board to be effective as of March 31, 2007, subject to the approval of the stockholders of the Company. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Awards may be granted hereunder after the tenth anniversary of its initial effective date.

ARTICLE II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01.   Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.

2.02.   Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.03.   Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.04.   Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.

2.05.   Board means the Board of Directors of the Company.

2.06.   Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a)    The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, a Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

(b)   Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of the Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the effective date of the Plan, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

(c)    The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

(d)   The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or

(e)    a complete liquidation or dissolution of the Company.

2.07.   Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.08.   Committee means the Compensation Committee of the Board.

2.09.   Company means Inovio Biomedical Corporation and its successors.

2.10.   Common Stock means the common stock of the Company, par value $0.001 per share.

2.11.   Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

2.12.   Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.13.   Dividend Equivalent Account means a bookkeeping account in accordance with under Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.14   Exchange Act means the Securities Exchange Act of 1934, as amended.

2.15.   Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

2.16.   Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock, as reported on the American Stock Exchange (or other established stock exchange on which the Common Stock is regularly traded) on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith.

2.17.   Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.18.   Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

2.19.   Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.20.   Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.21.   Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.22.   Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.23.   Performance Awards means Awards granted in accordance with Article VIII.

2.24.   Performance Goals are based on one or more of the following measures and intended to comply with the performance-based compensation exception under Code Section 162(m):

•       Net earnings or net income (before or after taxes)

•       Earnings per share or earnings per share growth, total units, or unit growth

•       Net sales, sales growth, total revenue, or revenue growth

•       Net operating profit

•       Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue)

•       Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment)

•       Earnings before or after taxes, interest, depreciation, and/or amortization

•       Gross or operating margins

•       Productivity ratios

•       Share price or relative share price (including, but not limited to, growth measures and total stockholder return)

•       Expense targets

•       Margins

•       Operating efficiency

•       Market share or change in market share

•       Customer retention or satisfaction

•       Working capital targets

•       Completion of strategic financing goals, acquisitions or alliances and clinical progress

•       Company project milestones

•       Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital)

2.25.   Plan has the meaning given to such term in Section 1.01.

2.26.   Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).

2.27.   Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.28.   Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.28.   Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.29.   Stock Appreciation Rights means awards granted in accordance with Article VI.

2.30   Subsidiary means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

2.31.   Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

3.01.   Committee.

(a)   Duties and Authority.   The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

(b)   Indemnification.   Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE IV

SHARES

4.01.   Number of Shares Issuable.   The total number of shares initially authorized to be issued under the Plan shall be 750,000 of Common Stock. No more than 750,000 shares of Common Stock may be issued under the Plan as Incentive Stock Options. The foregoing share limits shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

4.02.   Shares Subject to Terminated Awards.   Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.02(a), Stock Units and other stock-based Awards terminated or forfeited as provided in Article IX, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan. In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE V

PARTICIPATION

5.01.   Eligible Participants.   Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $1,500,000.00.

ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01.   Option Awards.

(a)   Grant of Options.   The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

(b)   Purchase Price of Options.   The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant.

(c)   Designation of Options.   The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

(d)   Incentive Stock Option Share Limitation.   No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) that would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year.

(e)   Rights As a Stockholder.   A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

6.02.   Stock Appreciation Rights.

(a)   Stock Appreciation Right Awards.   The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

(b)   Exercise Price.   The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

(c)   Payment of Incremental Value.   Any payment which may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03.   Terms of Stock Options and Stock Appreciation Rights.

(a)   Conditions on Exercise.   An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

(b)   Duration of Options and Stock Appreciation Rights.   Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

(i)    Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

(ii)   Termination of the Award in the event of a Participant’s disability, Retirement, death or other Termination of Service as provided in the Award Agreement; or

(iii)  In the case of an Incentive Stock Option, ten years from the Date of Grant; or

(iv)  Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

(c)   Acceleration or Extension of Exercise Time.   The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

6.04.   Exercise Procedures.   Each Option and Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Option or Stock Appreciation Right by notice to the Company or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

6.05.   Change in Control.   Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable. The provisions of this Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01.   Award of Restricted Stock and Restricted Stock Units.   The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02   Restricted Shares.

(a)   Issuance of Restricted Shares.   As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b)   Stockholder Rights.   Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

(c)   Restriction on Transferability.   None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d)   Delivery of Shares Upon Vesting.   Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e)   Forfeiture of Restricted Shares.   Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

(f)   Waiver of Forfeiture Period.   Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

7.03.   Restricted Stock Units.

(a)   Settlement of Restricted Stock Units.   Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

(b)   Shareholder Rights.   Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

(c)   Waiver of Forfeiture Period.   Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.

(d)   Deferral of Payment.   If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee.

7.04   Change in Control.   Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall terminate fully and the Participant shall immediately have the right to the delivery in accordance with Section 7.02(d) of a share certificate or certificates evidencing a number of shares of Common Stock equal to the full number of shares subject to each such Award (in the case of Restricted Stock) or payment in accordance with Section 7.03(a) of a number of shares of Common Stock determined by the Committee, in its discretion, but, in the case of a performance-based or other contingent Award, in no event less than the number of shares payable at the “target” level for each such Award (in the case of Restricted Stock Units). The provisions of this Section 7.04 shall not be applicable to any Restricted Share Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE VIII

PERFORMANCE AWARDS

8.01.   Performance Awards.

(a)   Award Periods and Calculations of Potential Incentive Amounts.   The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b)   Performance Targets.   Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to “covered employees” (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

(c)   Earning Performance Awards.   The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d)   Payment of Earned Performance Awards.   Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

8.02.   Termination of Service.   In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03.   Change in Control.   Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Section 8.01(d), within 30 days after such Change in Control. The provisions of this Section 8.03 shall not be applicable to any Performance Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE IX

OTHER STOCK-BASED AWARDS

9.01.   Grant of Other Stock-Based Awards.   Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other

Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02.   Terms of Other Stock-Based Awards.   In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(a)    Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b)   If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(c)    The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE X

SHORT-TERM CASH INCENTIVE AWARDS

10.01.   Eligibility.   Executive officers of the Company who are from time to time determined by the Committee to be “covered employees” for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

10.02.   Awards.

(a)   Performance Targets.   The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

(b)   Amounts of Awards.   In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

(c)   Payment of Awards.   Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

(d)   Negative Discretion.   Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

(e)   Guidelines.   The Committee shall adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

(f)   Non-Exclusive Arrangement.   The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN

11.01.   Plan Provisions Control Award Terms.   Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

11.02.   Award Agreement.   No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03.   Modification of Award After Grant.   No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04.   Limitation on Transfer.   Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan. The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

11.05.   Taxes.   The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant’s Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a)    The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b)   In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

11.06.   Surrender of Awards.   Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company; provided, however, that no such substitution shall be permitted without the approval of the Company’s stockholders if such approval is required by the rules of any applicable stock exchange.

11.07.   Adjustments to Reflect Capital Changes.

(a)   Recapitalization.   In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b)   Merger.   After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. Notwithstanding Section 11.15, in the event of a Merger in which the Company is not the surviving corporation, outstanding Awards shall be subject to the agreement governing the Merger, which may provide, without limitation, for the assumption of Awards by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents. In any event, the exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.07(b) shall be conditioned upon the consummation of the Merger.

(c)   Options to Purchase Shares or Stock of Acquired Companies.   After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08.   No Right to Continued Service.   No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

11.09.   Awards Not Includable for Benefit Purposes.   Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

11.10.   Governing Law.   All determinations made and actions taken pursuant to the Plan shall be governed by the laws of California and construed in accordance therewith.

11.11.   No Strict Construction.   No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12.   Compliance with Rule 16b-3.   It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13.   Captions.   The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14.   Severability.   Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15.   Amendment and Termination.

(a)   Amendment.   The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

(b)   Termination.   The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

11.16.   Foreign Qualified Awards.   Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

11.17.   Dividend Equivalents.   For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

(a)   Terms and Conditions.   Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(b)   Unfunded Obligation.   Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

11.18   Adjustment of Performance Goals and Targets.   Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

11.19   Legality of Issuance.   Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption there from is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, and (iii) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20   Restrictions on Transfer.   Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.

11.21   Further Assurances.   As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

INOVIO BIOMEDICAL CORPORATION

PROXY

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF INOVIO BIOMEDICAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Avtar Dhillon, President and Chief Executive Officer and a director of Inovio Biomedical Corporation, and James L. Heppell, Chairman of the Board and a director of Inovio Biomedical Corporation, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Inovio Biomedical Corporation (including shares of Series C, and/or Series D Cumulative Convertible Preferred Stock that are convertible into shares of common stock) held of record by the undersigned as of March 23, 2007, at the Annual Meeting of Stockholders to be held on May 4, 2007, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR APPROVAL TO ADOPT THE 2007 OMNIBUS INCENTIVE PLAN (THE “INCENTIVE PLAN”), A REPLACEMENT OF THE INOVIO BIOMEDICAL CORPORATION 2000 STOCK OPTION PLAN, AS AMENDED (THE “OPTION PLAN”). THE FULL TEXT OF THE INCENTIVE PLAN IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT. FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF INOVIO FOR THE YEAR ENDING DECEMBER 31, 2006, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF INOVIO EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS AND “FOR” APPROVAL OF THE AMENDMENT OF THE PLAN AND “FOR” RATIFICATION OF ERNST & YOUNG LLP AS INOVIO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

IF YOU ARE VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

INOVIO BIOMEDICAL CORPORATION

Two New Ways to Vote
VOTE BY INTERNET OR TELEPHONE
24 Hours a Day—7 Days a Week
It’s Fast and Convenient

	INTERNET	OR	TELEPHONE	OR	MAIL
	Computershare: www.investorvote.com Proxy Services: www.proxyvote.com		Computershare: 1-866-732-VOTE (8683) Proxy Services: 1-800-454-8683		Computershare Trust Company 100 University Avenue, 9th Floor Toronto, Ontario M5J2Y1 Canada
•	Go to the website listed above.	•	Use any touch-tone telephone.	•	Mark, sign and date your proxy card.
•	Have your proxy card ready.	•	Have your proxy card ready.	•	Detach your proxy card.
•	Enter your Control Number located above your name and address.	•	Enter your Control Number located above your name and address.	•	Return your proxy card in the postage paid envelope provided.
•	Follow the simple instructions on the website.	•	Follow the simple recorded instructions.

To be represented at the Meeting, this proxy form must be received at the office of Computershare no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you have submitted your proxy by the Internet or telephone there is no need for you to mail back your proxy card.

Ú  DETACH PROXY CARD HERE IF YOU ARE VOTING BY THE INTERNET OR TELEPHONE Ú

☒	Please mark votes as in this example
1.	To elect the following directors to serve for a term ending upon the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified.
Nominees: 01 Riaz Bandali, 02 Simon X. Benito, 03 Avtar Dhillon, M.D., 04 Tazdin Esmail, 05 James L. Heppell, and 06 Robert W. Rieder.

For all nominees, except for nominees
FOR		WITHHELD		written below
☐	....	☐	....	☐

Nominee exception(s)	.

2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Inovio for the year ending December 31, 2006.
	FOR		AGAINST		ABSTAIN
	☐	....	☐	....	☐
3.

To approve and adopt the 2007 Omnibus Incentive Plan (the “Incentive Plan”), a replacement of the Inovio Biomedical Corporation 2000 Stock Option Plan, as amended (the “Option Plan”). The full text of the Incentive Plan is attached as Appendix A to this Proxy Statement.

	FOR		AGAINST		ABSTAIN
	☐	....	☐	....	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Total Voting Shares:

, 2007
Date:

(Signature of stockholder)

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.